                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 14, 1999
                                                         ----------------


                                LEUKOSITE, INC.
                                ---------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   0-22769                   04-3173859
          --------                   -------                   ----------
(State or Other Jurisdiction       (Commission                (IRS Employer
         of Incorporation)         File Number)              Identification No.)

             215 First Street, Cambridge, MA                 02142
             -------------------------------                 -----
         (Address of Principal Executive Offices)          (Zip Code)


       Registrant's telephone number, including area code: (617) 621-9350
                                                           --------------

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.  OTHER EVENTS

         On October 14, 1999, LeukoSite, Inc. ("LeukoSite") issued a press release (which is attached hereto as an Exhibit) announcing that it had signed an Agreement and Plan of Merger with Millennium Pharmaceuticals, Inc. ("Millennium") and ANM, Inc., a wholly owned subsidiary of Millennium (the "LeukoSite Merger Agreement"), pursuant to which LeukoSite will become a wholly owned subsidiary of Millennium.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  Item 601(a)
                  of Regulation S-K

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

Exhibit No.        Description
-----------        -----------

99.1               Press release announcing the signing of the LeukoSite
                   Merger Agreement, dated October 14, 1999.

99.2 Agreement and Plan of Merger, dated October 14, 1999, by and among Millennium, ANM, Inc. and LeukoSite.



ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LEUKOSITE, INC.
                                       (Registrant)


                                       By: /s/ Augustine Lawlor
                                          -------------------------------------
                                          Augustine Lawlor,
                                          Vice President, Corporate Development
                                          and Chief Financial Officer


Dated:  October 20, 1999

                               INDEX TO EXHIBITS


Exhibit No.        Description
-----------        -----------

99.1               Press release announcing the signing of the LeukoSite
                   Merger Agreement, dated October 14, 1999.

99.2 Agreement and Plan of Merger, dated October 14, 1999, by and among Millennium, ANM, Inc. and LeukoSite.
